Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Asterias Biotherapeutics, Inc. (the "Company") for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Pedro Lichtinger, Chief Executive Officer, and Robert W. Peabody, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2014

s/ Pedro Lichtinger
Pedro Lichtinger
Chief Executive Officer

s/ Robert W. Peabody
Robert W. Peabody
Chief Financial Officer